                      SECURITIES AND EXCHANGE COMMISSION

                             450 Fifth Street, N.W.
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of report:  December 16, 1996


                 Volkswagen Credit Auto Receivables Corporation
                 ----------------------------------------------
               (Exact Name of Registrant as Specified in Carter)


                                    EXHIBITS

     Delaware                       33-80055                 38-2748796
     --------                       --------                 ----------

(State of incorporation)        (Commission File           (IRS Employer
                                     Number)             Identification No.)

                 3800 Hamlin Road, Auburn Hills, Michigan 48326
                 ----------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code: (810) 340-5000

                                      N/A
--------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

          The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Trust, Series 1996-1 for the Collection Period ended December 16, 1996, provided to Citibank, N.A., as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

      Designation          Description                  Method of Filing
      -----------          -----------                  ----------------

      Exhibit 20      Report for the month ended        Filed with this report.
                      December 16, 1996 provided to
                      Chemical Bank, as trustee
                      under the Volkswagen
                      Credit Auto Master Trust,
                      Series 1996-1

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     Volkswagen Credit Auto Master Trust



                                     By:  Volkswagen Credit Auto
                                          Receivables Corporation


                                     By:
                                         -----------------------------------

                  VOLKSWAGEN CREDIT AUTO MASTER TRUST 1996-1

-----------------------------------------------------------------------------

                Distribution Date Statement: December 16, 1996


a.  Aggregate Amount of Collections                           $192,795,371.66
    Aggregate Amount of Interest Collections                    $2,741,864.00
    Aggregate Amount of Principal Collections                 $189,917,474.77
    Investment Proceeds                                           $136,032.89

b.  Series Allocation Percentage                                       100.00%
    Floating Allocation Percentage                                      92.22%
    Fixed Allocation Percentage                                           N/A

c.  Total Amount Distributed on Series 1996-1                   $1,729,687.50

d.  Amount of Such Distribution
    Allocable to Principal on 1996-1                                    $0.00

e.  Amount of Such Distribution
    Allocable to Interest on 1996-1                             $1,729,687.50

f.  Investor Default Amount                                             $0.00

g.  Draw Amount                                                         $0.00

h.  Investor Charge Offs                                                $0.00
    Amounts of Reimbursements                                           $0.00

i.  Monthly Servicing Fee                                                1.00%

j.  Expected Controlled Distribution Amount                             $0.00

k.  Invested Amount                                           $367,364,761.44

l.  Pool Factor                                                        105.51%

m.  Available Subordinated Amount                              $61,777,847.68

n.  Reserve Fund Balance                                        $1,875,000.00

o.  Principal Funding Account Balance                                   $0.00
    Yield Supplement Account Balance                            $1,875,000.00

VW CREDIT, INC. -- SERVICER  DECEMBER 13, 1996


              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1
                MONTHLY SERVICER REPORT INPUT AND SUMMARY PAGE
                ----------------------------------------------


TRANSACTION SUMMARY
-------------------
                                          From           To     Days
                                    ----------------  --------  ----
Current Interest Period             11/15/96          12/14/96  30

Series Allocation Percentage                 100.00%

Initial Principal Balance           $375,000,000.00
Outstanding Principal
 Balance                            $375,000,000.00
Principal Balance of
 Receivables for
 Determination Date                 $463,837,384.66
Amount Invested in
 Receivables on Series
 Issuance Date                      $375,000,000.00
Initial Invested Amount             $348,179,953.87
Invested Amount at the
 Beginning of Period                $375,000,000.00
Invested Amount                     $367,364,761.44
Required Subordinated
 Amount                              $61,777,847.68
Excess Funded Amount                  $7,635,238.56
Available Subordinated
 Amount (previous period)            $57,124,423.47
Incremental Subordinated
 Amount (previous period)             $9,950,811.27

RESERVE FUND AND YIELD
SUPPLEMENT ACCOUNT
----------------------

Yield Supplement Account
 Initial Deposit                      $1,875,000.00
Yield Supplement Account
 Beginning Balance                    $1,875,000.00
Yield Supplement Account
 Required Amount                      $1,875,000.00

Reserve Fund Initial
 Deposit                              $1,875,000.00
Reserve Fund Required
 Amount                               $1,875,000.00
Reserve Fund Beginning
 Balance                              $1,875,000.00
Outstanding Carryover
 Amount - Beginning Balance                   $0.00
Yield Supplement Account
 Draw Amount                                  $0.00
Outstanding Carryover
 Amount - Ending Balance                      $0.00
Yield Supplement Account
 Balance - Ending Balance             $1,875,000.00
Yield Supplement Account
 Required Deposit Amount                      $0.00

Reserve Fund Draw Amount                      $0.00
Reserve Fund Ending Balance           $1,875,000.00
Reserve Fund Required
 Deposit Amount                               $0.00

1-month LIBOR Rate
 (annualized)                             5.3750000%
Certificate Coupon
 (annualized)                             5.5350000%
Prime Rate (annualized)                   8.2500000%
Servicing Fee Rate
 (annualized)                                 1.000%
Excess Spread                             2.0850000%

TRUST PRINCIPAL RECEIVABLES
---------------------------

Pool Balance at the
 Beginning of Period                $406,625,861.22
Pool Balance at the Ending
 of Period                          $443,837,199.58
Average Aggregate
 Principal Balance                  $425,231,530.40
Aggregate Principal
 Collections                        $189,917,474.77
New Principal Receivables           $227,128,813.13
Receivables Added for
 Additional Accounts                          $0.00
Investor Default Amount                       $0.00
Net Losses                                    $0.00
Monthly Interest Accrued,
 but not Paid                                 $0.00
Ineligible Receivables                        $0.00
Ineligible Receivables in
 Prior Collection Period                      $0.00
Defaulted Receivables in
 Ineligible and Overconc.
 Accounts                                     $0.00

MISCELLANEOUS DATA
------------------

Recoveries on Receivables
 Written Off                                  $0.00
Spread Over Prime for
 Portfolio                                     0.37%
Weighted Average Interest
 Rate                                          8.62%



PORTFOLIO CHARGE OFF RATE AT
COLLECTION PERIOD END
----------------------------
Net losses as a % of Avg. Receivables Balance
(annualized)                                                   0.00%

PORTFOLIO AND DEALERSHIP STATISTICS
-----------------------------------

Used Vehicle Receivables' Balance                    $30,936,971.08
Used Vehicle Percentage                                       6.970%
Used Vehicle Percentage During Last Collection
Period                                                        7.485%
Early Amortization Event?                                 NO
Largest Dealer or Dealer Affiliation Balance         $15,990,422.07
Largest Dealer Percentage                                     3.932%
Aggregate Principal Amount of Receivables of
  Dealers over 2%                                     $9,828,447.25
Aggregate % Principal Amount of Receivables of
  Dealers over 2%                                             2.214%

SUMMARY OF COLLECTIONS
----------------------

Aggregate Amount of Collections                     $192,795,371.66
Aggregate Amount of Interest Collections              $2,741,864.00
Investment Proceeds                                     $136,032.89
Aggregate Amount of Principal Collections           $189,917,474.77
Asset Receivables Rate                                        7.079%
Use Asset Receivables Rate?                               NO
Carryover Amount (this Distribution Date)                 N/A
Total Carryover Amount                                    N/A

PAYMENT RATE INFORMATION
------------------------

Monthly Payment Rate                                          44.66%
Previous Collection Period Monthly Payment Rate               57.42%
Monthly Payment Rate 3 months ago                             50.86%
3-month Average Payment Rate                                  50.98%
12-month Minimum Payment Rate                                 44.66%
Early Amortization Event?                                 NO

ACCUMULATION PERIOD/EARLY AMORTIZATION PERIOD
---------------------------------------------

Extend Revolving Period?                                 YES
Last Day of Revolving Period                             N/A
Invested Amount as of Last Day of Revolving
Period                                                   N/A
Accumulation Period Length (months)                      N/A
First Accumulation Date                            TO BE DETERMINED
Expected Final Payment Date                              N/A
Required Participation Percentage                              4.00%
Principal Funding Account Balance                             $0.00
Principal Payment Amount                                      $0.00
Controlled Deposit Amount                                     $0.00

TOTAL AMOUNT DISTRIBUTED ON SERIES 1996-1
-----------------------------------------
CERTIFICATEHOLDERS
------------------

i.    Monthly Interest Distribution                   $1,729,687.50
ii.   Monthly Servicing Fee Distribution                $306,137.30
iii.  Reserve Fund Deposit Amount Distribution                $0.00
iv.   Investor Default Amount Distribution                    $0.00
v.    Outstanding Carryover Amount Distribution               $0.00
vi.   Yield Supplement Account Deposit Amount
        Distribution                                          $0.00
                                                    ---------------
        Excess Servicing                                $492,787.12

Excess Servicing (Previous Period)                      $922,095.11

DEFICIENCY AMOUNT
-----------------

Deficiency Amount                                               $0.0
Draw Amount                                                     $0.0

VW CREDIT, INC.--SERVICER                                                 Page 2
  13-Dec-96

              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                                    SUMMARY
                                    -------

                   COLLECTIONS                  ACCRUAL       DISTRIBUTION
                   ----------                   -------       ------------
From:               15-Nov-96
To:                 14-Dec-96
Days:                      29

LIBOR RATE          5.3750000%
 (1 month)

SERIES #                    1    Active
VCI RATING:               N/A

              TRUST AND SERIES ALLOCATIONS - BEGINNING OF PERIOD
              --------------------------------------------------

                           SERIES                                        EXCESS        REQUIRED       REQUIRED       OUTSTANDING
SERIES      SERIES       ALLOCATION    INVESTED       SUBORDINATED       FUNDED      PARTICIPATION  PARTICIPATION    CERTIFICATE
NUMBER       NAME        PERCENTAGE     AMOUNT           AMOUNT          AMOUNT       PERCENTAGE        AMOUNT         BALANCE
------  ---------------  ---------- ---------------   --------------  -------------  -------------  -------------   ---------------
           Trust                    $367,364,761.44   $61,777,847.68  $7,635,238.56       N/A       $14,694,590.46
        1 Series 1996-1   100.00%   $367,364,761.44   $61,777,847.68  $7,635,238.56      4.00%      $14,694,590.46  $375,000,000.00

VW CREDIT, INC. -- SERVICER                                               Page
                                                                             3
13-Dec-96
              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                             SERVICING CERTIFICATE
                             ---------------------


INITIAL AMOUNTS
---------------

Initial Invested Amount                     $348,179,953.87

Invested Amount                             $367,364,761.44

Controlled Accumulation Amount                        $0.00

Required Subordinated Amount                 $61,777,847.68

Annualized Servicing Fee Rate                         1.00%

First Controlled Accumulation Date         TO BE DETERMINED

Accumulation Period Length (months)             N/A
Expected Final Payment Date                     N/A
Initial Settlement Date                           28-Mar-96
Required Participation Percentage                     4.00%
Subordinated Percentage                              14.29%


  EXCESS SPREAD CALCULATION
  -------------------------

  Weighted Average Rate Charged to Dealers            8.62%

  LIBOR                                               5.38%

  Certificate Rate (LIBOR+16 b.p.)                    5.54%

  Servicing Fee Rate                                  1.00%

  Investor Net Losses                                 0.00%

  Excess Spread                                       2.09%

SERIES 1996-1 MONTHLY REPORT
----------------------------

                                                                                             Required         Excess
                                                  Series 1996-1         Invested           Subordinated      Funding
Principal Receivables                                Total               Amount              Amount          Amount
---------------------                             -------------         --------           ------------      -------
Series Allocation Percentage                        100.00%
Beginning Balance                                  $348,179,953.87    $375,000,000.00     $61,777,847.68     $7,635,238.56
  Floating Allocation Percentage                    92.22%            92.22%
  Fixed Allocation Percentage                            N/A
Principal Collections                              $189,917,474.77    $189,917,474.77       N.A.               N.A.
New Principal Receivables                          $227,128,813.13    $227,128,813.13       N.A.               N.A.
Principal Default Amounts                                    $0.00              $0.00       N.A.               N.A.
Receivables Added for Additional Accounts                    $0.00              $0.00       N.A.               N.A.
Controlled Deposit Amount                                    $0.00                N/A       N.A.               N.A.
Principal Allocation Percentage
"Pool Factor"                                        105.51002646%
Ending Balance                                     $385,391,292.23    $412,211,338.36      $69,319,466.49   ($37,211,338.36)
  Floating Allocation Percentage                     86.83%            92.87%

Non-Principal Receivables
-------------------------
Interest Collections                                 $2,528,611.92
Recoveries on Receivables Written Off                        $0.00
Investment Income                                      $136,032.89

VW CREDIT, INC. -- SERVICER                                               PAGE 4
13-DEC-96

              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                             SERVICING CERTIFICATE
                             ---------------------


SUBORDINATED AMOUNT & RESERVE FUND                      CURRENT                PREVIOUS
----------------------------------                      -------                --------
Available Subordination Amount (Previous)            $57,124,423.47         $57,617,132.30
  Required Subordination Draw Amount                          $0.00                    N/A
  Reserve Fund Funds to Inv. Default Amount                   $0.00                    N/A
  Excess Servicing (Previous Period)                    $922,095.11            $764,395.17
                                                     --------------         --------------
(a) Available Subordinated Amount?                   $58,046,518.58         $58,381,527.47

(b) Available Subordinated Amount?                   $52,480,680.21         $48,008,439.25

Available Subordinated Amount                        $68,263,074.66         $57,124,423.47

Incremental Subordinated Amount                       $9,297,167.47          $9,115,984.22
  Overconcentration Amount                            $9,828,447.25          $9,651,414.92

Beginning Reserve Fund Balance                        $1,875,000.00          $1,875,000.00
Reserve Fund Required Balance                         $1,875,000.00          $1,875,000.00
Reserve Fund Draw                                             $0.00                    N/A
Reserve Fund Required Deposit                                 $0.00                    N/A
Reserve Fund Deposit Amount                                   $0.00                    N/A
Reserve Fund Release                                          $0.00                    N/A
Ending Reserve Fund Balance                           $1,875,000.00          $1,875,000.00

REQUIRED INTEREST DISTRIBUTIONS
-------------------------------

Available Interest Collections                        $2,741,864.00          $2,972,157.74
  Certificateholder Interest Collections              $2,528,611.92          $2,992,010.07
  Subordinate Interest Collections                    $  416,565.87          $  455,778.27
Investment Income                                     $  136,032.89          $  200,013.01
Reserve Fund Balance                                  $1,875,000.00          $1,875,000.00
                                                     --------------          -------------
Total Interest Available                              $4,956,210.68          $5,522,801.35

Interest Shortfall                                            $0.00                    N/A
Additional Interest                                           $0.00                    N/A
Carry-over Amount                                             $0.00                    N/A
Carry-over Shortfall                                          $0.00                    N/A
Additional Carry-over Shortfall                               $0.00                    N/A

Monthly Servicing Fee                                   $354,359.61            $322,029.84
Investor Monthly Servicing Fee                          $306,137.30            $252,319.47